SUPPLEMENT DATED FEBRUARY 19, 2002
TO MAY 1, 2001, PROSPECTUSES

for

     The following policies issued by:
Massachusetts Mutual Life Insurance Company

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy (Survivorship Variable Universal Life II)
Flexible Premium Adjustable Variable Life Insurance Policy (Variable Universal Life)

The following three changes are being made to the above-listed policy prospectuses:

1.	Effective February 12, 2002, Alliance Capital Management L.P. was added as an additional investment sub-adviser of the MML Equity Fund.

As a result of this change, “Part III. Investment Options” of the prospectuses for the above policies is revised as follows:

	A.	In the “Fund Profiles” section, the MML Equity Fund sub-adviser line has been revised as follows:

Sub-advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.

	B.	In “The Investment Advisers and Sub-advisers” section:

		i.	The paragraph beginning “David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to…” has been revised to delete the reference to the MML Equity Fund.

		ii.	The following paragraph has been added:

“MassMutual has entered into sub-advisory agreements with the David L. Babson & Company Inc. (“Babson”) and Alliance Capital Management L.P. (“Alliance Capital”), whereby Babson and Alliance Capital each manage a portion of the portfolio of the MML Equity Fund. The portions of the portfolio managed by each sub-adviser are not necessarily weighted equally.”

2.	Effective February 28, 2002, the MML Equity Index Fund (Class II) footnote wording in the “Investment Management Fees and Other Expenses” table on page 3 is deleted and replaced with the following wording:

“MassMutual agreed to bear expenses of the MML Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% for the Class II Shares of the average daily net asset values of the Fund through February 27, 2002. The expenses shown for the MML Equity Index Fund include this reimbursement or waiver. If not included, the other expenses for this Fund in 2001 would be 0.25% and the total operating expenses would be 0.35%. Effective February 28, 2002, for Class II Shares, MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.16% of the average daily net asset values through April 30, 2004.”

3.	Effective March 4, 2002, five (5) new divisions of the Separate Account are being made available with California policies. These divisions, and the designated investment fund that supports each division, are:

New Division Name	Investment Fund

INVESCO Technology	INVESCO VIF–Technology Fund
MML Emerging Growth	MML Emerging Growth Fund
MML Large Cap Value	MML Large Cap Value Fund
MML OTC 100	MML OTC 100 Fund
Oppenheimer International Growth	Oppenheimer International Growth Fund/VA

February 19, 2002	Page 1 of 2	Li2300-01-3

As a result of this change,
1.	The following footnote on the facing page of the policy prospectus no longer applies:
† Initially, the five funds noted will not be available with California policies.
2.	The following “NOTE” in the June 8, 2001 (VUL), and June 11, 2001 (SVUL II), prospectus supplements no longer applies:
Initially, these new divisions will not be available with California policies.

Investment Fund Prospectuses

Effective prospectuses for the MML Series investment funds referenced above were included with your current policy prospectus dated May 1, 2001.

Effective prospectuses for the INVESCO VIF–Technology Fund and the Oppenheimer International Growth Fund/VA were included with our June 8, 2001 (VUL), and June 11, 2001 (SVUL II), supplement mailings.

There are no other changes being made at this time.

February 19, 2002	Page 2 of 2	Li2300-01-3